UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2018

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on September 11, 2018, the Board of Directors (the “Board”) of Broadridge Financial Solutions, Inc. (the “Company”) appointed Timothy C. Gokey, the Company’s current President and Chief Operating Officer, to the role of Chief Executive Officer of the Company, effective January 2, 2019. On December 12, 2018, the Board also appointed Mr. Gokey as a director of the Company, effective January 2, 2019, to fill a vacancy on the Board created by the retirement of Richard J. Haviland, to serve until such time as his successor is elected and qualified, or until his earlier death, resignation or removal.

Mr. Gokey, 57 years old, has served as the Company’s Chief Operating Officer and President since 2012 and 2017, respectively. Mr. Gokey served as the Company’s Senior Vice President, Chief Corporate Development Officer upon joining the Company in 2010 through 2012. Prior to joining the Company, Mr. Gokey was President of the Retail Tax business at H&R Block, a position he held for six years, and had spent 13 years at the consulting firm McKinsey and Company.

There are no arrangements or understandings between Mr. Gokey and any other persons pursuant to which he was selected as an officer or director. Mr. Gokey has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Gokey will not receive any additional compensation as a result of his appointment to the Board. Mr. Gokey will not serve as a member of any of the Company’s three standing Board committees, which are comprised solely of independent directors.

Item 8.01.    Other Events

On December 13, 2018, the Company issued a press release announcing Mr. Gokey’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
Exhibits.      The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Broadridge Financial Solutions, Inc. Press Release, dated December 13, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 13, 2018

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ Adam D. Amsterdam Name: Adam D. Amsterdam Title: Vice President and General Counsel